Parnassus Value Equity FundSM

Investor Shares PARWX | Institutional Shares PFPWX

January 30, 2026

Supplement to the Prospectus dated April 28, 2025, and as amended, September 22, 2025, and Summary Prospectus, dated April 28, 2025

Effective January 30, 2026, Mark Zagata, CFA will serve as a Portfolio Manager of the Parnassus Value Equity FundSM with the following changes being made to the prospectus and summary prospectus:

1.

The “Summary Section – Parnassus Value Equity FundSM – Portfolio Manager” section of the prospectus and the “Portfolio Manager” section of the summary prospectus are each hereby amended and restated as follows:

Portfolio Managers

The Portfolio Managers are responsible for the day-to-day management of the Fund’s portfolio.

Krishna S. Chintalapalli is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since 2022.

Mark Zagata, CFA, is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since January 30, 2026.

For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the SAI.

2.	The following paragraph is added to the “Management of the Funds” section of the prospectus:

Mark Zagata, CFA, is a Portfolio Manager of the Parnassus Value Equity Fund and has served as a portfolio manager of the Fund since January 30, 2026. Mr. Zagata previously served as Director of Equities Research, Portfolio Manager and Securities Analyst of Boston Trust Walden Company, where he was employed from 2008-2026.

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